Principal Funds, Inc.

Supplement dated December 16, 2016
to the Statutory Prospectus dated June 28, 2016
(as supplemented on July 29, 2016)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL LIFETIME HYBRID 2060 FUND
In the Average Annual Total Returns table, change “S&P Target Date 2055+ Index” to “S&P Target Date 2055 Index”.
Effective December 31, 2016, insert a row above “S&P Target Date 2055 Index”, and add the following:

Average Annual Total Returns
For the periods ended December 31, 2015	1 Year	Life of Fund
S&P Target Date 2060+ Index (reflects no deduction for fees, expenses, or taxes)	(0.66)%	1.11
Effective December 31, 2016, add the following after the paragraph that begins, “After-tax returns are calculated . . .”:
Effective December 31, 2016, the Fund’s primary benchmark changed from S&P Target Date 2055 Index to the S&P Target Date 2060+ Index because of the recent availability of the index which more closely aligns with the investment approach of the Fund.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
Under One-Time Fee - Initial Sales Charge, in the Initial Sales Charge Reduction section, delete the second paragraph and replace with the following:

(2)
Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A, C, and J shares of Principal Funds owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13-month period. If the intended investment is not made (or shares are sold during the 13-month period), sufficient shares will be sold to pay the additional sales charge due. If a shareholder who signs an SOI dies within the 13-month period, no additional front-end sales charge will be required and the SOI will be considered met. An SOI is not available for 401(a) plan purchases.

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